[LIBERTY LOGO]


               Liberty Newport
                 Europe Fund

              Semiannual Report
              February 28, 2001










                [BACKGROUND PHOTO OF MAN AND WOMAN WITH FLOWERS]

[PHOTO OF STEPHEN E. GIBSON]



President's Message

--------------------------------------------------------------------------------

Dear Shareholder:

It has been a difficult time for European stock markets. The slowdown of the US economy and the steep decline of technology stocks have also taken a toll on European markets. However, there have been some bright spots in Europe's economies. We are beginning to see changes in the way European business is conducted. We are observing a trend toward cross-border mergers and acquisitions and a loosening of rigid labor policies. We believe these changes will be beneficial in the long term for investors in the region.

In the following semiannual report, portfolio managers Charles Roberts, Michael Ellis and Deborah Snee will discuss economic and market factors that have affected fund performance.

Thank you for investing in the Liberty Newport Europe Fund and for giving us the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President
April 11, 2001


Performance Highlights

Net asset value per share on 02/28/01 ($)

                Class A         10.45
                Class B         10.34
                Class C         10.35
                Class Z         10.09

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or a loss on sale. All results shown assume reinvestment of distributions.

------------------------------
Not FDIC     May Lose Value
Insured      No Bank Guarantee
------------------------------

Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

Performance Information

--------------------------------------------------------------------------------

Value of a $10,000 investment in
Liberty Newport Europe Fund
11/8/99 - 2/28/01

Performance of a $10,000 investment in all share classes 11/8/99 - 02/28/01 ($)

                                without                  with
                                 sales                  sales
                                charge                  charge
--------------------------------------------------------------------
Class A                          10,116                 9,534
Class B                          10,010                 9,610
Class C                          10,019                10,019
Class Z                           9,768                   N/A




                      [INSERT LINE GRAPH PLOT POINTS HERE]



The Morgan Stanley Capital International Europe Index (MSCI Europe) is a broad-based, unmanaged index that tracks the performance of European stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. Securities in the fund may not match those in the index. It is not possible to invest directly in an index. Performance for the MSCI Europe is from October 31, 1999.


Average annual total returns as of 2/28/01 (%)

Share Class                     A               B               C               Z
Inception                    11/8/99         11/8/99         11/8/99         11/8/99
-------------------------------------------------------------------------------------
                        without    with   without   with   without   with     without
                         sales    sales    sales   sales    sales    sales      sales
                        charge    charge  charge   charge   charge  charge     charge
-------------------------------------------------------------------------------------
6 months (cumulative)   -14.76    -19.66  -15.04   -19.29  -15.09   -15.94     -14.71
1 year                  -25.73    -30.00  -26.25   -29.94  -26.28   -27.02     -28.34
Life                      0.88     -3.56    0.07    -2.98    0.15     0.15      -1.77


Average annual total returns as of 12/31/00 (%)

Share Class                     A               B               C               Z
-------------------------------------------------------------------------------------
                        without    with   without   with   without   with     without
                         sales    sales    sales   sales    sales    sales      sales
                        charge    charge  charge   charge   charge  charge     charge
-------------------------------------------------------------------------------------

6 months (cumulative)    -3.37     -8.93   -3.80    -8.61   -3.64    -4.60      -3.24
1 year                   -9.20    -14.42   -9.84   -14.35   -9.75   -10.65     -12.29
Life                     11.81      6.22   10.91     7.48   11.07    11.07       8.31

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter - 0% and the class C contingent deferred sales charge of 1% for the first year only.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Top 10 holdings as of 2/28/01 (%)

Altana                                  5.21
Aegon                                   3.44
GlaxoSmithKline                         3.16
Allianz                                 3.06
Nestle                                  2.65
UCB                                     2.42
Roche Holding AG Genusscheine           2.39
Zurich Financial Services               2.37
Lloyds TSB Group                        2.31
Vodafone Group                          2.20

Portfolio holding breakdowns are calculated as a percentage of net assets.

Top Five Countries as of 2/28/01 (%)

UK                      23.0
France                  16.3
Germany                 13.8
Netherlands             13.7
Switzerland             13.7

Country breakdowns are calculated as a percentage of total investments. Since the fund is actively managed, there can be no guarantee the fund will continue to hold these securities or invest in these countries in the future.

Bought
--------------------------------------------------------------------------------

The Capita Group plc (1.07% of net assets) is a leading outsourcing firm in the United Kingdom. The company employs more than 7,000 people who work in approximately 100 sites. Its clients include government agencies, the British Broadcasting Corporation and British Airways. We were attracted to the company because it has a highly visible and sustainable earnings stream, long-term relationships and assured revenue. We added to our existing holdings during the recent reporting period.

Bought
--------------------------------------------------------------------------------

ASM Lithography Holding NV (0.51% of net assets), a Dutch-based company, is one of the world's largest manufacturers of steppers and scanners used in the semiconductor industry. Although the stock has declined significantly from its peak in 2000, we were attracted by its high quality management and its ability to gain market share on a consistent basis. The company's sales growth has tended to be consistently higher than its industry average.


Portfolio Managers' Report
--------------------------------------------------------------------------------

Slowing global economies affected the fund

For the six-month period that ended February 28, 2001, the fund's class A shares returned a negative 14.76% (without sales charge). Fund performance trailed that of its benchmark, MSCI Europe, which posted a return of negative 11.20%. When compared to its peers, the fund did not perform as well as the average of its peer group. The Lipper European Region Funds Category posted a return of negative 14.40% for the same period.(1)

Declining European technology stocks hurt fund performance

During this reporting period, we reduced our overweight position in technology and telecommunications stocks. However, this reduction didn't fully offset the continuing decline in the technology, media and telecommunications (TMT) sector. High valuations, an abundant supply of TMT stocks, disappointing results from a number of high-profile technology companies and a slowdown of technology consumption in the United States -- all contributed to the TMT sector's malaise. The decline in European technology stocks mirrored the decline of US technology stocks.

We first expressed our concern in the annual report dated August 31, 2000 over the detrimental effect that the bidding for third-generation (3G) licenses was having on the balance sheets of some telecommunications companies. (Third-generation technology would enable high-speed web browsing and digital video on mobile telephones.) We are still concerned about the deterioration of balance sheets for these companies as the bidding for 3G licenses continues. Even though more than $90 billion has been spent to gain the licenses, it is uncertain what the returns will be from 3G technology.

However, we still believe there are opportunities within the telecommunications sector, and we


(1) Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the fund.

are focusing our investments on companies with dominant market positions and the financial resources to achieve corporate goals. Vodafone Group PLC (2.2% of net assets) is one of those companies. Vodafone has the most mobile phone subscribers in the world; its subsidiaries are the number one mobile phone operators in the US, Germany and the United Kingdom. While many of its competitors are saddled with very high debt levels and are finding it very hard to raise cash, Vodafone has a very low level of net debt.

Growth potential in consumer stocks

We increased positions in quality consumer companies during this period. Heineken NV (2.05% of net assets) is one of the world's top brewers; its beer is sold in over 170 countries. The company brews the first and second leading beers in Europe: Heineken and Amstel. Heineken recently reported strong sales and income figures. Contributing to these strong reports were the company's sales in the US where Heineken is the top seller of imported beer, and recent acquisitions in Spain, Belgium and Slovakia.

The leading food service company in the UK, Compass Group PLC (1.47% of net assets) provides contract catering and concession services at airports, hospitals, rest areas and schools. Compass Group has an excellent management team, which has delivered consistent margin expansion. Compass Group recently reported earnings higher than expected. We believe that a recent restructuring will lead to greater visibility of cash flow and earnings as well as leaving plenty of cash to acquire other food service companies.

Outlook

Overall, European economies have not grown as robustly as the US economy. However, since 20% of overall corporate revenue is derived from North America, we believe that companies in Europe will be affected by a slowdown in the US economy. We believe the fund is well positioned for this scenario through our focus on investments in quality growth companies in growth sectors -- technology and telecommunications, health care, consumer and financial services.


/s/ Charles R. Roberts

Charles R. Roberts


/s/ Michael Ellis

Michael Ellis


/s/ Deborah F. Snee

Deborah F. Snee


Charles R. Roberts, Michael Ellis and Deborah F. Snee are portfolio managers of the Liberty Newport Europe Fund. Mr. Roberts is the lead manager of the fund. Mr. Roberts is a managing director and Mr. Ellis is a senior vice president of Newport Fund Management. Ms. Snee is a vice president of Newport Fund Management.


Sector Breakdown as of 2/28/01 (%)
--------------------------------------------------------------------------------
Financials:                  24.9             Telecommunications services:  7.1
Health care:                 21.5             Industrials:                  8.1
Consumer discretionary:      18.5             Short-term obligations:       9.3
Information technology:      10.6


          [SECTOR BREAKDOWN PIE CHART INSERTED HERE IN PRINTED MATTER]

Sector breakdowns are calculated as a percentage of total net assets. Since the fund is actively managed, there is no guarantee the fund will maintain these sector breakdowns in the future.


International investing offers significant long-term growth potential, but also involves certain risks. These risks include currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

A portfolio of stocks from a single region poses additional risks due to limited diversification.

Investment Portfolio
--------------------------------------------------------------------------------

February 28, 2001 (Unaudited)
(In Thousands)

Common Stocks - 90.7%                                   Shares          Value
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY - 18.5%

Apparel & Accessories - 1.7%
Christian Dior SA                                           4         $  182
                                                                      ------
Brewers - 2.1%
Heineken NV                                                 4            214
                                                                      ------
Food Retail - 2.0%
Carrefour SA                                                4            211
                                                                      ------
Packaged Foods - 8.4%
Groupe Danone (a)                                           1            186
Nestle AG                                                 (b)            277
Numico NV                                                   5            225
Unilever PLC                                               25            189
                                                                      ------
                                                                         877
                                                                      ------
Personal Products - 2.1%
L'Oreal SA                                                  3            218
                                                                      ------
Publishing & Printing - 0.7%
Wolters Kluwer                                              3             72
                                                                      ------
Restaurants - 1.5%
Compass Group PLC (a)                                      19            153
                                                                      ------
--------------------------------------------------------------------------------
FINANCIALS - 24.9%

Banks - 6.2%
Alpha Credit Bank SA                                        4            108
Banca Fideuram SpA                                         11            137
HSBC Holdings PLC                                          15            198
Nordic Baltic Holding AB (a)                               28            208
                                                                      ------
                                                                         651
                                                                      ------
Diversified Financial Services - 3.6%
Fortis (NL) NV (a)                                          6            188
ING Groep NV                                                3            186
                                                                      ------
                                                                         374
                                                                      ------
Life & Health Insurance - 4.9%
Aegon NV                                                   10            359
Irish Life & Permanent PLC (a)                             13            153
                                                                      ------
                                                                         512
                                                                      ------
Multi-Line Insurance - 8.5%
Allianz AG                                                  1            319
AXA                                                         1            127
CGNU PLC                                                   13            188
Zurich Financial Services AG (a)                            1            247
                                                                      ------
                                                                         881
                                                                      ------
Reinsurance - 1.7%
Muenchener Rueckversicherungs-Gesellschaft AG               1            180
                                                                      ------
--------------------------------------------------------------------------------
HEALTH CARE - 21.5%

Pharmaceuticals
Altana AG                                                   4            544
AstraZenca Group PLC                                        2             69
Aventis SA                                                  2            130
GlaxoSmithKline PLC-ADR                                     6            330
Novartis AG                                               (b)            207
Roche Holding AG                                          (b)            250
Sanofi-Synthelabo SA                                        3            181
Schering AG                                                 3            170
Serono SA, Class B                                        (b)            109
UCB SA                                                      7            253
                                                                      ------
                                                                       2,243
                                                                      ------
--------------------------------------------------------------------------------
INDUSTRIALS - 8.1%
Diversified Commercial Services - 3.3%
ISS Group (a)                                               2            150
Securitas AB, Class B                                      10            196
                                                                      ------
                                                                         346
                                                                      ------
Employment Services - 3.0%
Adecco SA                                                 (b)            204
Capita Group PLC                                           16            112
                                                                      ------
                                                                         316
                                                                      ------
Trading Companies & Distributors - 1.8%
Electrocomponents PLC                                      19            189
                                                                      ------
INFORMATION TECHNOLOGY - 10.6%
Applications Software - 1.3%
Check Point Software Technologies Ltd. ADR (a)              1             47
SAP AG                                                      1             91
                                                                      ------
                                                                         138
                                                                      ------
IT Consulting & Services - 5.9%
Altran Technologies SA                                      1             89
CMG PLC                                                     8             80
Cap Gemini SA                                               1            123
Lloyds TSB Group PLC                                       25            241
Logica PLC                                                  4             84
                                                                      ------
                                                                         617
                                                                      ------
Semiconductors - 1.1%
ASM Lithography Holding NV (a)                              3             53
STMicroelectronics NV                                       2             57
                                                                      ------
                                                                         110
                                                                      ------
Telecommunications Equipment - 2.3%
Alcatel (a)                                                 1             40
Nokia OYJ (a)                                               5            110
LM Ericsson, Class B (a)                                   11             95
                                                                      ------
                                                                         245
                                                                      ------

See notes to investment portfolio.

--------------------------------------------------------------------------------

February 28, 2001 (Unaudited)
(In Thousands)

                                                        Shares          Value
--------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES - 7.1%

Integrated Telecom Services - 3.4%
Cable & Wireless PLC                                       10        $   110
Sonera Group Oyj                                            4             42
Telefonica de Espana                                        4            203
                                                                     -------
                                                                         355
                                                                    --------
Wireless Telecom Services - 3.7%
Telecom Italia Mobile SpA                                  23            151
Vodafone Group PLC                                         85            230
                                                                     -------
                                                                         381
                                                                     -------

TOTAL COMMON STOCKS (cost of $10,567) (c)                              9,465
                                                                     -------

                                                          Par
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS - 9.3%

Repurchase Agreement with
   SBC Warburg Ltd., dated 02/28/01
   due 03/01/01 at 5.370% collateralized
   by U.S. Treasury notes with various
   maturities to 2028, market value $994
   (repurchase proceeds $976)                            $976            976

OTHER ASSETS & LIABILITIES - 0.0%                                        (b)
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $10,441
                                                                     =======

Notes to Investment Portfolio:
(a) Non-income producing.
(b) Rounds to less than one.
(c) Cost for federal income tax purposes is the same.


Summary of Securities                                                  % of
by Country                                              Value          Total
--------------------------------------------------------------------------------
United Kingdom                                          $ 2,173         23.0
France                                                    1,544         16.3
Germany                                                   1,305         13.8
Netherlands                                               1,296         13.7
Switzerland                                               1,295         13.7
Sweden                                                      499          5.3
Italy                                                       288          3.0
Belgium                                                     253          2.7
Spain                                                       202          2.1
Ireland                                                     153          1.6
Finland                                                     152          1.6
Denmark                                                     150          1.6
Greece                                                      108          1.1
Israel                                                       47          0.5
                                                        -------        -----
                                                        $ 9,465        100.0
                                                        -------        -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

                        Acronym                   Name
                        -------                   ----
                          ADR           American Depositary Receipt


See notes to financial statements.

Statement of Assets & Liabilities
--------------------------------------------------------------------------------

February 28, 2001 (Unaudited)
(In thousands except for per share amounts and footnotes)


Assets
Investments at value (cost $10,567)                                  $ 9,465
Short-term obligations                                                   976
                                                                      ------
                                                                      10,441

Cash including foreign currencies (cost $6)             $   6
Receivable for:
  Fund shares sold                                         14
  Expense reimbursement due from
     Advisor/Administrator                                 17
  Dividends                                                21
Other                                                       5             63
                                                        -----        -------
        Total Assets                                                  10,504

Liabilities
Payable due to custodian bank                               4
Payable for:
   Fund shares repurchased                                 16
Accrued:
   Management fee                                           7
Other                                                      36
                                                        -----
        Total Liabilities                                                 63
                                                                     -------
Net Assets                                                           $10,441
                                                                     =======

Net asset value & redemption price
   per share - Class A ($7,306/699)                                  $ 10.45(a)
                                                                     =======
Maximum offering price per share -
   Class A($10.45/0.9425)                                            $ 11.09(b)
                                                                     =======
Net asset value & offering price
   per share - Class B ($2,603/252)                                  $ 10.34(a)
                                                                     =======
Net asset value & offering price
   per share - Class C ($499/48)                                     $ 10.35(a)
                                                                     =======
Net asset value, offering & redemption
   price per share - Class Z ($33/3)                                 $ 10.09
                                                                     =======

Composition of Net Assets
Capital paid in                                                      $11,934
Accumulated net investment loss                                         (131)
Accumulated net realized loss                                           (260)
Net unrealized appreciation/depreciation
   on investments                                                     (1,102)
                                                                     -------
                                                                     $10,441
                                                                     =======

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.


Statement of Operations
--------------------------------------------------------------------------------

For the six months ended February 28, 2001
(Unaudited)
(In thousands)

Investment Income
Dividends                                                            $    21
Interest                                                                  33
                                                                     -------
   Total Investment Income (net
   of nonreclaimable foreign taxes
   withheld at source which amounted
   to $6)                                                                 54

Expenses
Management fee                                          $  41
Administration fee                                         15
Service fee - Class A, Class B, Class C                    15
Distribution fee - Class A                                  4
Distribution fee - Class B                                 11
Distribution fee - Class C                                  2
Transfer agent fee                                         11
Bookkeeping fee                                            13
Registration fee                                           40
Custodian fee                                              11
Audit fee                                                   5
Trustees fee                                                3
Reports to shareholders                                     4
Legal fee                                                   3
Other                                                       4
                                                        -----
                                                          182
                                                        -----

Fees and expenses waived or borne by
   the Advisor/Administrator                              (62)
Fees waived by the Distributor -
   Class A                                                 (4)           116
                                                        -----        -------

Net Investment Loss                                                      (62)
                                                                     -------

Net Realized & Unrealized Gain (Loss) on
   Portfolio Positions

Net Realized Loss on:
Investments                                               (53)
Foreign currency transactions                             (18)
                                                        -----
        Net Realized Loss                                                (71)

Net Change in Unrealized Appreciation/Depreciation:
Investments                                            (1,770)
Foreign currency transactions                               5
                                                       ------

Net Change in Unrealized
   Appreciation/Depreciation                                          (1,765)
                                                                     -------
   Net Loss                                                           (1,836)
                                                                     -------

Decrease in Net Assets from Operations                               $(1,898)
                                                                     =======

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

(In thousands)


                                                (Unaudited)
                                                Six months         Period
                                                   ended            ended
                                                February 28,      August 31,
                                                    2001            2000(a)
--------------------------------------------------------------------------------

Increase (Decrease) In Net Assets

Operations:
Net investment loss                              $    (62)         $   (28)
Net realized loss                                     (71)            (249)
Net change in unrealized
   appreciation/depreciation                       (1,765)             499
                                                 --------          -------
Net Increase (Decrease) from Operations            (1,898)             222
                                                 --------          -------
Fund Share Transactions:
Receipts for shares sold - Class A                    941           11,467
Cost of shares repurchased - Class A               (2,157)            (206)
                                                 --------          -------
                                                   (1,216)          11,261
                                                 --------          -------
Receipts for shares sold - Class B                    894            3,699
Cost of shares repurchased - Class B                 (825)            (586)
                                                 --------          -------
                                                       69            3,113
                                                 --------          -------

Receipts for shares sold - Class C                    184            1,314
Cost of shares repurchased - Class C                  (88)            (940)
                                                 --------          -------
                                                       96              374
                                                 --------          -------

Receipts for shares sold - Class Z                      4               27
Cost of shares repurchased - Class Z                    -           (6,778)
                                                 --------          -------
                                                        4           (6,751)
                                                 --------          -------

   Net Increase (Decrease) from Fund
   Share Transactions                              (1,047)           7,997
                                                 --------          -------
   Total Increase (Decrease)                       (2,945)           8,219

Net Assets
Beginning of period                                13,386            5,167
                                                 --------          -------
End of period (including accumulated net
   investment loss of $131 and $69,
   respectively)                                 $ 10,441          $13,386
                                                 --------          -------

Number of Fund Shares
Sold - Class A                                         85              812
Repurchased - Class A                                (192)             (16)
                                                 --------          -------
                                                     (107)             796

Sold - Class B                                         81              282
Repurchased - Class B                                 (75)             (46)
                                                 --------          -------
                                                        6              236
                                                 --------          -------

Sold - Class C                                         16              107
Repurchased - Class C                                  (8)             (77)
                                                 --------          -------
                                                        8               30
                                                 --------          -------

Sold - Class Z                                          -                2
Repurchased - Class Z                                   -             (469)
                                                 --------          -------
                                                        -             (467)

(a) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

See notes to financial statements.

Notes to Financial Statements
--------------------------------------------------------------------------------

February 28, 2001 (Unaudited)

Note 1. Accounting Policies

Organization

Liberty Newport Europe Fund (formerly Newport Europe Fund) (the "Fund"), a series of Liberty Funds Trust VII, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in equity securities of companies located in Europe. The Fund may issue an unlimited number of shares. The Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed to Class A shares purchased without an initial sales charge on redemptions made within eighteen months on an original purchase of $1 million to $25 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares in three, four or eight years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices. In certain countries, the Fund may hold foreign designated shares. If the foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. In addition, if the values of foreign securities have been materially affected by events occurring after the closing of the market, the foreign securities may be valued at their fair value under procedures approved by the Trustees.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Determination of class net asset values and financial highlights

All income, expenses (other than the Class A, Class B and Class C service fees and Class B and Class C distribution fees), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class A, Class B and Class C net investment income per share data reflects the service fee per share applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Class A, Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the service fee applicable to Class A, Class B and Class C shares and the distribution fee applicable to Class B and Class C shares only.

Federal income taxes

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carry-forwards) under income tax regulations.

Foreign currency transactions

Net realized and unrealized gains (losses) on foreign currency transactions include the gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) from investments.

Forward currency contracts

The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract is opened, the actual exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

Other

Corporate actions and dividend income are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

Note 2. Fees and Compensation Paid to Affiliates

Management fee

Newport Fund Management (the "Advisor"), is the investment Advisor of the Fund and receives a monthly fee equal to 0.70% annually of the Fund's average net assets.

Administration fee

Colonial Management Associates, Inc. (the "Administrator"), an affiliate of the Advisor, provides accounting and other services for a monthly fee equal to 0.25% annually of the Fund's average net assets.

Bookkeeping fee

The Administrator provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.035% annually of the Fund's average net assets over $50 million.

Transfer agent fee

Liberty Funds Services, Inc. (the "Transfer Agent"), an

--------------------------------------------------------------------------------

affiliate of the Administrator, provides shareholder services for a monthly fee comprised of 0.07% annually of the Fund's average net assets plus charges based on the number of shareholder accounts and transactions and receives reimbursement for certain out of pocket expenses.

Underwriting discounts, service and distribution fees

Liberty Funds Distributor, Inc. (the "Distibutor"), a subsidiary of the Administator, is the Fund's principal underwriter. For the six months ended February 28, 2001, the Fund has been advised that the Distibutor retained net underwriting discounts of $7,932 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $2,436 and $500 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually on Class A, Class B, and Class C net assets as of the 20th of each month. The plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.10%, 0.75%, and 0.75% annually of the Fund's average net assets attributable to Class A, Class B, and Class C shares, respectively. The Distributor has voluntarily agreed to waive the Class A share distribution fee in its entirety.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits

The Advisor/Administrator has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average net assets.

Other

The Fund pays no compensation to its officers, all of whom are employees of the Advisor or Administrator. The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Note 3. Portfolio Information

Investment activity

During the six month period ended February 28, 2001, purchases and sales of investments, other than short-term obligations, were $1,727,339 and $2,576,703, respectively.

Unrealized appreciation (depreciation) at February 28, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation        $    681,675
        Gross unrealized depreciation          (1,783,501)
                                             ------------
          Net unrealized depreciation        $ (1,101,826)
                                             ============

Other

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Note 4. Other Operational and Capital

Activity

For the period November 1, 1999 through November 7, 1999, the Fund had net investment income of $2,205 and net realized and unrealized gains of $164,934. The following is a summary of capital activity from November 1, 1999 through November 7, 1999.

                                                        Shares
                                                        ------
Receipts for shares sold -- Class A $ 100,000           10,000
Receipts for shares sold -- Class B $ 100,000           10,000
Receipts for shares sold -- Class C $ 100,000           10,000
Receipts for shares sold -- Class Z $4,700,000         470,000

--------------------------------------------------------------------------------

Note 5. Line of Credit

The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended February 28, 2001.

Note 6. Results of Special Meeting of Shareholders

On December 27, 2000, a Special Meeting of Shareholders of the Fund was held to elect eleven Trustees. On September 29, 2000, the record date for the Meeting, the Fund had outstanding 1,102,988 shares of beneficial interest. The votes cast were as follows:

                                                           Authority
                                                For        Withheld
                                             ---------     ---------
To elect a Board of Trustees:

Douglas Hacker                                897,748           583
Janet Langford Kelly                          897,183         1,148
Richard W. Lowry                              897,748           583
Salvatore Macera                              897,183         1,148
William E. Mayer                              897,748           583
Charles R. Nelson                             897,748           583
John J. Neuhauser                             897,748           583
Joseph R. Palombo                             897,183         1,148
Thomas E. Stitzel                             897,748           583
Thomas C. Theobold                            897,748           583
Anne-Lee Verville                             897,748           583

Financial Highlights
--------------------------------------------------------------------------------
Selected data for a share of each class outstanding throughout each period are as follows:

                                                                  (Unaudited)
                                                        Six months ended February 28, 2001
                                        -------------------------------------------------------------
                                           Class A         Class B         Class C          Class Z
-----------------------------------------------------------------------------------------------------
Net Asset Value -- Beginning of Period     $ 12.26         $ 12.17         $ 12.19          $ 11.83
                                           -------         -------         -------          -------
Income From Investment Operations:
Net investment loss (a)(b)                   (0.05)(h)       (0.09)          (0.09)           (0.03)
Net realized and unrealized loss             (1.76)          (1.74)          (1.75)           (1.71)
                                           -------         -------         -------          -------
Total from Investment Operations             (1.81)          (1.83)          (1.84)           (1.74)
                                           -------         -------         -------          -------
Net asset value-- End of Period            $ 10.45         $ 10.34         $ 10.35          $ 10.09
                                           =======         =======         =======          =======
Total return (c)(d)(e)                      (14.76)%        (15.04)%        (15.09)%         (14.71)%
                                           =======         =======         =======          =======
Ratios to Average Net Assets
Expenses (f)(g)                               1.75%(h)        2.50%           2.50%            1.50%
Net investment loss (f)(g)                   (0.85)%(h)      (1.60)%         (1.60)%          (0.60)%
Fees and expenses waived or borne by
   the Advisor/Administrator (f)(g)           1.06%           1.06%           1.06%            1.06%
Portfolio turnover (e)                          10%             10%             10%              10%
Net assets at end of period (000)          $ 7,306         $ 2,603           $ 499          $    33

(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to:                       $0.06           $0.06           $0.06            $0.06

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d) Had the Advisor/Administrator not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(g) Annualized.

(h) Net of fees waived by the Distributor which amounted to $0.01 per share and 0.10% (annualized).


                                                         Period ended August 31, 2000(c)
                                        -------------------------------------------------------------
                                           Class A         Class B         Class C          Class Z
-----------------------------------------------------------------------------------------------------
Net Asset Value -- Beginning of Period     $ 10.33         $ 10.33         $ 10.33          $ 10.33
                                           -------         -------         -------          -------
Income From Investment Operations:
Net investment loss (a)(b)                   (0.03)(d)       (0.10)          (0.10)               +
Net realized and unrealized gain              1.96            1.94            1.96             1.50
                                           -------         -------         -------          -------
Total from Investment Operations              1.93            1.84            1.86             1.50
                                           -------         -------         -------          -------
Net Asset Value-- End of Period            $ 12.26         $ 12.17         $ 12.19          $ 11.83
                                           =======         =======         =======          =======
Total return (e)(f)(g)                       18.68%          17.81%          18.01%           14.52%
                                           =======         =======         =======          =======
Ratios to Average Net Assets
Expenses (h)(i)                               1.75%(d)        2.50%           2.50%            1.50%
Net investment loss (h)(i)                   (0.25)%(d)      (1.00)%         (1.00)%           0.00%
Fees and expenses waived or borne by
   the Advisor/Administrator (h)(i)           1.45%           1.45%           1.45%            1.45%
Portfolio turnover (g)                          24%             24%             24%              24%
Net assets at end of period (000)          $ 9,874         $ 2,989         $   488          $    35

(a) Net of fees and expenses waived or
    borne by the Advisor/Administrator
    which amounted to:                       $0.15           $0.15           $0.15            $0.15

(b) Per share data was calculated using average shares outstanding during the period.

(c) The Fund commenced investment operations on November 1, 1999. The activity shown is from the effective date of registration (November 8, 1999) with the Securities and Exchange Commission.

(d) Net of fees waived by the Distributor which amounted to $0.01 per share and 0.10% (annualized).

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Advisor/Administrator/Distributor (Class A) not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangementts had no impact.

(i) Annualized.

+   Rounds to less than $0.01.

Trustees & Transfer Agent

--------------------------------------------------------------------------------

Douglas A. Hacker

Executive Vice President and Chief Financial Officer of
UAL,Inc.(formerly Senior Vice President and Chief
Financial Officer of UAL,Inc.)


Janet Langford Kelly

Executive Vice President - Corporate Development,
General Counsel, and Secretary, Kellogg Company
(formerly Senior Vice President, Secretary and General
Counsel, Sara Lee Corporation)


Richard W. Lowry

Private Investor (formerly Chairman and Chief Executive Officer,
US Plywood Corporation)


Salvatore Macera

Private Investor (formerly Executive Vice President of Itek Corp.and President of Itek Optical & Electronic Industries, Inc.)


William E. Mayer

Managing Partner, Park Avenue Equity Partners (formerly
Founding Partner, Development Capital LLC; Dean and Professor,
College of Business and Management, University of Maryland)


Charles R. Nelson

Van Voorhis Professor, Department of Economics, University of Washington; consultant on economic and statistical matters (formerly Department Chairman and Director of the Institute for Economic Research)


John J. Neuhauser

Academic Vice President and Dean of Faculties, Boston College
(formerly Dean, Boston College School of Management)


Joseph R. Palombo

Chief Operations Officer, Mutual Funds, Liberty Financial Companies, Inc.; Executive Vice President and Director of Colonial Management Associates, Inc.and Stein Roe & Farnham Incorporated; Executive Vice President and Chief Administrative Officer of Liberty Funds Group LLC (formerly Vice President of Liberty Mutual Funds, Stein Roe Mutual Funds and All-Star Funds, and Chief Operating Officer, Putnam Mutual Funds)


Thomas E. Stitzel

Business Consultant and Chartered Financial Analyst (formerly Professor of Finance, College of Business, Boise State University)


Thomas C. Theobald

Managing Director, William Blair Capital Partners (formerly Chief Executive Officer and Chairman of the Board of Directors, Continental Bank Corporation)


Anne-Lee Verville

Consultant (formerly General Manager,Global Education Industry,and President,Applications Solutions Division, IBM Corporation)


Important Information About This Report
The Transfer Agent for Liberty Newport Europe Fund is:

Liberty Funds Services, Inc.
PO Box 1722
Boston, MA 02105-1722
800-345-6611

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Newport Europe Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Liberty Funds Performance Update.


Semiannual Report:
Liberty Newport Europe Fund

                               Give me Liberty.(R)


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At Liberty, it's our job to help you achieve your financial goals. So whether
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best interests. Your advisor can help you establish a plan for reaching your personal financial goals and help you stay on track over the long term. It's a relationship that's focused on you and your needs.




Liberty Newport Europe Fund Semiannual Report,                       PRSRT STD
February 28, 2001                                                  U.S. POSTAGE
                                                                       PAID
[LIBERTY LOGO]   LIBERTY                                           HOLLISTON, MA
                     FUNDS                                         PERMIT NO. 20



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        Liberty Funds Distributor, Inc. @2001
        One Financial Center, Boston, MA 02111-2621, 800-426-3750 www.libertyfunds.com






                                                  738-03/953E-0201 (4/01) 01/654